Exhibit 99.2
Johnson Controls, Inc. ("the Company") has made forward-looking statements in this document pertaining to its financial results for fiscal year 2008 and beyond that are based on preliminary data and are subject to risks and uncertainties. All statements other than statements of historical fact are statements that are or could be deemed forward-looking statements and include terms such as "outlook," "expectations," "estimates," or "forecasts." For those statements, the Company cautions that numerous important factors, such as automotive vehicle production levels and schedules, energy prices, the ability to mitigate the impact of higher raw material costs, the strength of the U.S. or other economies, currency exchange rates, cancellation of commercial contracts, changes to domestic and foreign tax rates, labor interruptions as well as those factors discussed in the Company's most recent Form 10-K filing (dated December 5, 2006) could affect the Company's actual results and could cause its actual consolidated results to differ materially from those expressed in any forward-looking statement made by, or on behalf of, the Company. Quarterly update FY 2007 fourth quarter October 23, 2007 Exhibit 99.2

Agenda Overview Steve Roell - Chief Executive Officer Q4 Business Results Keith Wandell - President and Chief Operating Officer Financial Review Bruce McDonald - Executive Vice President and Chief Financial Officer Q&A (conclude at noon Eastern time)

2007 Sustained, profitable growth Record financial performance Sales up 7% to $34.6 billion Income from continuing operations up 25% to $1.3 billion Outperformed our markets: took share through innovation, quality, cost Increased earnings diversification Delivered above-average shareholder returns 1 year total shareholder return: 67% (vs. S&P 500: 16%*) Sales $9.0 B +11% EPS from continuing operations** $0.78 +26% 2007 fourth quarter Automotive Buildings Power Automotive Buildings Power Sales Earnings *As of September 30, 2007. Includes share price appreciation and re-invested dividends **Reflects 3-for-1 stock split on October 2, 2007

2007 highlights Automotive Experience Increasing backlog* $3.9 billion for 2008-2010, up 11% vs. last year JVs with Chery for multiple programs in China Sustained improvements in Europe Building Efficiency Global market share gain in HVAC equipment 14% increase in building efficiency backlog: $4.2 B Named to Clinton Climate Initiative Major residential HVAC distribution wins distribution wins distribution wins distribution wins distribution wins distribution wins distribution wins distribution wins distribution wins distribution wins Power Solutions Major new OE and aftermarket battery customers Strategic partnership with #1 automotive battery manufacturer and brand in China (Baoding Fengfan Co., Ltd.) Hybrid: 12 development contracts for lithium-ion plug-in 3 production contracts *Includes unconsolidated joint ventures

Significant growth opportunities in each of our businesses: improving comfort, safety and sustainability Energy efficiency/environment Hybrid vehicles Automotive electronics Emerging markets Investing in innovation; product and process technologies Customer focus; strong relationships Discipline of continuous improvement in all aspects of our global organization Cost, quality, productivity, execution Focus on margin improvement Financial strength to continue investing and increasing share versus weaker competitors A diversified growth company Johnson Controls 3

Fourth-quarter 2007 Building Efficiency Market environment Global service market continues to grow North America construction* Non-residential spending up 19% Residential construction down 19% Construction remains strong in key emerging markets Increased customer demand for energy efficiency / green solutions Increasing demand for "one-stop" solutions: equipment / controls / services 2007 Sales $3.6 B $3.1 B $3.1 B +15% Non-residential: double-digit increases All global regions Systems and services North America residential down 8% Non-residential: double-digit increases All global regions Systems and services North America residential down 8% Non-residential: double-digit increases All global regions Systems and services North America residential down 8% Non-residential: double-digit increases All global regions Systems and services North America residential down 8% Non-residential: double-digit increases All global regions Systems and services North America residential down 8% Non-residential: double-digit increases All global regions Systems and services North America residential down 8% Segment income $316 M $257 M +23% +23% Higher volume Cost structure improvements Branch network redesign: systems & services Product standardization Manufacturing operations Higher volume Cost structure improvements Branch network redesign: systems & services Product standardization Manufacturing operations Higher volume Cost structure improvements Branch network redesign: systems & services Product standardization Manufacturing operations Higher volume Cost structure improvements Branch network redesign: systems & services Product standardization Manufacturing operations Higher volume Cost structure improvements Branch network redesign: systems & services Product standardization Manufacturing operations Higher volume Cost structure improvements Branch network redesign: systems & services Product standardization Manufacturing operations 2006 *McGraw-Hill Dodge Report, August 2007 (Average SAAR June-August 2007 vs. June-August 2006) Commercial Backlog $4.2 B +14% Growth in all regions Commercial orders: Strength in N.A. healthcare, government, office and in rest-of-world

Fourth-quarter 2007 Power Solutions Market environment Aftermarket demand flat to slightly lower Ever-higher peaks for lead prices Q4 average LME: $3,140/ton 164% increase over Q4 2006 OEs increasingly committed to hybrid technology 20+ hybrid vehicle announcements at 2007 Frankfurt auto show Improving operational efficiencies Higher volume Lead negative to margin +7% $150 M $161 M Segment income Higher unit prices due to lead pass-through Higher unit shipments Higher OE in Europe Lower OE and aftermarket in North America Asia up double-digits +27% $1.0 B $1.3 B Sales 2007 2006

Fourth-quarter 2007 Automotive Experience Market environment Industry vehicle production North America up 4% Cars down 2% Light truck up 8% Europe up 3%* Japan down 9%* China up 25%* Commodities stabilizing Steel Foam chemicals Resin 2007 Sales $4.2 B $4.0 B +3% +3% North America: up 2% Sales slightly lower to Detroit 3; higher to transplants Higher volume: GM Lambda (GMC Acadia, Saturn Outlook, Buick Enclave), Toyota Tundra, Ford Edge Lower: GM Lacrosse, Chrysler 300/ Magnum, Nissan Quest (Discontinued: Sierra/Silverado) Europe: up 5% Higher: Volvo S80, Kia Cee'd Lower: Opel Zafira, Renault Clio (Discontinued: Mitsubishi Colt, BMW Mini, Honda CRV, VW Golf) China: unconsolidated sales up 48% North America: up 2% Sales slightly lower to Detroit 3; higher to transplants Higher volume: GM Lambda (GMC Acadia, Saturn Outlook, Buick Enclave), Toyota Tundra, Ford Edge Lower: GM Lacrosse, Chrysler 300/ Magnum, Nissan Quest (Discontinued: Sierra/Silverado) Europe: up 5% Higher: Volvo S80, Kia Cee'd Lower: Opel Zafira, Renault Clio (Discontinued: Mitsubishi Colt, BMW Mini, Honda CRV, VW Golf) China: unconsolidated sales up 48% North America: up 2% Sales slightly lower to Detroit 3; higher to transplants Higher volume: GM Lambda (GMC Acadia, Saturn Outlook, Buick Enclave), Toyota Tundra, Ford Edge Lower: GM Lacrosse, Chrysler 300/ Magnum, Nissan Quest (Discontinued: Sierra/Silverado) Europe: up 5% Higher: Volvo S80, Kia Cee'd Lower: Opel Zafira, Renault Clio (Discontinued: Mitsubishi Colt, BMW Mini, Honda CRV, VW Golf) China: unconsolidated sales up 48% North America: up 2% Sales slightly lower to Detroit 3; higher to transplants Higher volume: GM Lambda (GMC Acadia, Saturn Outlook, Buick Enclave), Toyota Tundra, Ford Edge Lower: GM Lacrosse, Chrysler 300/ Magnum, Nissan Quest (Discontinued: Sierra/Silverado) Europe: up 5% Higher: Volvo S80, Kia Cee'd Lower: Opel Zafira, Renault Clio (Discontinued: Mitsubishi Colt, BMW Mini, Honda CRV, VW Golf) China: unconsolidated sales up 48% North America: up 2% Sales slightly lower to Detroit 3; higher to transplants Higher volume: GM Lambda (GMC Acadia, Saturn Outlook, Buick Enclave), Toyota Tundra, Ford Edge Lower: GM Lacrosse, Chrysler 300/ Magnum, Nissan Quest (Discontinued: Sierra/Silverado) Europe: up 5% Higher: Volvo S80, Kia Cee'd Lower: Opel Zafira, Renault Clio (Discontinued: Mitsubishi Colt, BMW Mini, Honda CRV, VW Golf) China: unconsolidated sales up 48% North America: up 2% Sales slightly lower to Detroit 3; higher to transplants Higher volume: GM Lambda (GMC Acadia, Saturn Outlook, Buick Enclave), Toyota Tundra, Ford Edge Lower: GM Lacrosse, Chrysler 300/ Magnum, Nissan Quest (Discontinued: Sierra/Silverado) Europe: up 5% Higher: Volvo S80, Kia Cee'd Lower: Opel Zafira, Renault Clio (Discontinued: Mitsubishi Colt, BMW Mini, Honda CRV, VW Golf) China: unconsolidated sales up 48% Segment income $183 M $148 M $148 M +24% North America up 78% Europe: continued strong performance Asia: flat as growth investments in China mask underlying improvements North America up 78% Europe: continued strong performance Asia: flat as growth investments in China mask underlying improvements North America up 78% Europe: continued strong performance Asia: flat as growth investments in China mask underlying improvements North America up 78% Europe: continued strong performance Asia: flat as growth investments in China mask underlying improvements North America up 78% Europe: continued strong performance Asia: flat as growth investments in China mask underlying improvements North America up 78% Europe: continued strong performance Asia: flat as growth investments in China mask underlying improvements 2006 *Estimated

Fourth-quarter 2007 Financial highlights FX - Euro at $1.37 vs $1.27 Sales - Double-digit sales growth from building efficiency (+15%) and power solutions (+27%); automotive experience sales down slightly excluding FX SG&A - Continued growth initiatives at building efficiency; automotive engineering investments in Europe Equity income - Hybrid battery development costs; start-up and launch costs related to Asian automotive programs; strong Q4 last year to Asian automotive programs; strong Q4 last year to Asian automotive programs; strong Q4 last year to Asian automotive programs; strong Q4 last year to Asian automotive programs; strong Q4 last year to Asian automotive programs; strong Q4 last year to Asian automotive programs; strong Q4 last year to Asian automotive programs; strong Q4 last year

Fourth-quarter 2007 Financial highlights Financing charges - Lower reflecting the benefit of de-leveraging Minority interests - Deduction lower: costs related to new Toyota Tundra program; lower earnings at certain international operations Earnings per share - 26% increase Earnings per share - 26% increase Earnings per share - 26% increase Earnings per share - 26% increase Earnings per share - 26% increase Earnings per share reflect the 3-for-1 stock split effective October 2, 2007

$658 million cash on-hand at year-end No commercial paper outstanding at September 30th Near-term debt maturities Q4:05 Q1:06 Q2:06 Q3:06 Q4:06 Q1:07 Q2:07 Q3:07 Q4:07 0.264 0.456 0.442 0.401 0.377 Column 2 0.38 0.363 0.348 0.297 Capital spending of $823 million Reinvestment ratio of 1.1 to 1 Improved from targeted level Working capital positive for full year Net debt-to-capitalization declines to 30% at September 30, 2007 Leverage below targeted level $700 million of debt reduction during the year; $200 million investment in joint venture with U.S. Airconditioning Flexibility for investment in growth initiatives $500 million in January 2008 $175 million in February 2008 Fiscal 2007 Balance sheet and cash flow highlights

2008 guidance 10% increase in sales 18% increase in earnings Lower net financing charges Comparable effective tax rate $1.1 - $1.3 billion free cash flow (cash from operations less capital expenditures) No change to October 9th guidance Q1 outlook: Diluted earnings per share of $0.35 - $0.37 per share Increase of 25 - 32% in earnings from continuing operations Continued growth in building efficiency Sustained recovery in North American automotive operations Sales Margin Building +15% 7.3 - 7.5% Power +40% 9.0 - 9.5% Automotive level 3.4 - 3.8% (+10% ex lead) North American production down slightly in Q1 2008 outlook Full-year

2008 Outlook Profitable growth continues - 62nd consecutive year of sales increases - 18th consecutive year of earnings increases Continued track record for profitable growth Power - Recurring revenue, profitable growth Automotive - sustained recovery Strong backlog; revenue synergies continue Cost structure optimization: manufacturing, purchasing, branch network, scale Gaining market share - European/Asian emphasis Benefiting from investments in capacity NA turnaround - further cost reductions European profitability continues to strengthen Building - High rate of growth continues